SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2004

                                ----------------

                            LOGISTICAL SUPPORT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               (FORMERLY KNOWN AS BIKINI TEAM INTERNATIONAL, INC.)

              UTAH                        000-50222            41-2029935
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                              19734 Dearborn Street
                          Chatsworth, California 91311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  818-885-0300
                            (ISSUER TELEPHONE NUMBER)

--------------------------------------------------------------------------------

Mantyla McReynolds, the independent accountants who had been engaged by Logistical Support, Inc. while it had its prior corporate name "Bikini Team International, Inc." (the "Company") as the principal accountants to audit the Company's consolidated financial statements, resigned on or prior to August 18, 2004.

The report of Mantyla McReynolds on the financial statements of the Company as of and for the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, or a disclaimer of opinion, however the report included discussion as to the Company's ability to continue as a going concern. The report was not qualified or modified as to audit scope or accounting principles. During the Company's two most recent fiscal years and the interim period from January 1, 2004 through the date of resignation, the Company did not have any disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Logistical Support, Inc.

                                        By:
                                           -----------------------
                                           BRUCE LITTELL
                                           CHIEF EXECUTIVE OFFICER

Dated: August 23, 2004

August 23, 2004

Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC  20549

Re:   Logistical Support
      File No. 000-50222


We have read Item 4 of the Form 8-K of Logistical Support dated August 23, 2004, and agree with the statements contained therein.

Very truly yours,


/s/Mantyla McReynolds
Mantyla McReynolds